Exhibit A.3

Supplemental Beneficial Ownership Information

Capitalized terms used and not defined herein have the definitions given to them in the Schedule 13D

James L. Dolan may be deemed to beneficially own an aggregate of 3,479,807 shares of Class A Common Stock, including (i) 1,235,503 shares of Class A Common Stock (including options to purchase 191,110 shares of Class A Common Stock that are exercisable within sixty days of this filing) and (ii) 2,244,304 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 11.2% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 1,451,276 shares of Class A Common Stock (including 977,837 shares of Class A Common Stock owned personally, options to purchase 191,110 shares of Class A Common Stock that are exercisable within 60 days of this filing, an aggregate of 746 shares of Class A Common Stock held as custodian for minor children or by household members and 281,583 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned personally) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 2,028,531 shares of Class A Common Stock (including 631 shares of Class A Common Stock owned jointly with his spouse, 14,119 shares of Class A Common Stock owned personally by his spouse, 44,342 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 916,156 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned of record by the Dolan Children Trust for his benefit and 1,046,565 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit). He disclaims beneficial ownership of an aggregate 746 shares of Class A Common Stock held as custodian for minor children or by household members, 14,119 shares of Class A common Stock owned of record personally by his spouse, 44,342 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 916,156 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit, 1,046,565 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit and 4,622,450 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Thomas C. Dolan may be deemed to beneficially own an aggregate of 1,234,090 shares of Class A Common Stock, including (i) 56,229 shares of Class A Common Stock and (ii) 1,177,861 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This amount represents approximately 4.1% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 29,355 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 20,156 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 468,423 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit and 709,438 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit. He disclaims beneficial ownership of 20,156 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 468,423 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit, 709,438 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit and 5,688,893 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock, held by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Kathleen M. Dolan may be deemed to beneficially own an aggregate of 3,693,479 shares of Class A Common Stock, including (i) 196,412 shares of Class A Common Stock and (ii) 3,497,067 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 11.5% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 18,632 shares of Class A Common Stock (including 2,378 shares of Class A Common Stock owned personally and 936 shares of Class A Common Stock held as custodian for minor children or by household members and an aggregate of 15,318 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 3,674,847 shares of Class A Common Stock (including an aggregate of 137,059 shares of Class A Common Stock owned by the Dolan Children Trusts, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, 49,321 shares of Class A Common Stock owned by the Green Mountain Foundation Inc., an aggregate of 2,810,212 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts, 614,590 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit and 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). She disclaims beneficial ownership of 936 shares of Class A Common Stock held as custodian for minor children or by household members, 49,321 shares of Class A Common Stock owned by the Green Mountain Foundation Inc., an aggregate of 137,059 shares of Class A Common Stock owned by the Dolan Children Trusts, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, an aggregate of 2,810,212 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts, an aggregate of 15,318 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, 614,590 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust and 3,369,687 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Marianne Dolan Weber may be deemed to beneficially own an aggregate of 1,245,357 shares of Class A Common Stock, including (i) 91,831 shares of Class A Common Stock and (ii) 1,153,526 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 4.2% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 11,606 shares of Class A Common Stock owned personally, and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 1,233,751 shares of Class A Common Stock (including 49,320 shares of Class A Common Stock owned by the Heartfelt Wings Foundation Inc., 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, 450,152 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 646,426 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit and 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust). She disclaims beneficial ownership of 49,320 shares of Class A Common Stock owned by the Heartfelt Wings Foundation Inc., 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, 450,152 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 646,426 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust and 5,713,228 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Deborah A. Dolan-Sweeney may be deemed to beneficially own an aggregate of 1,224,555 shares of Class A Common Stock, including (i) 141,686 shares of Class A Common Stock and (ii) 1,082,869 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 4.1% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 10,419 shares of Class A Common Stock owned personally, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,214,136 shares of Class A Common Stock (including 22,427 shares of Class A Common Stock owned personally by her spouse, 3,414 shares of Class A Common Stock held by trusts for which her spouse serves as co-trustee, 74,521 shares of Class A Common Stock owned by the Beathra Foundation, 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 6,718 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, 511,089 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit and 571,780 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit). She disclaims beneficial ownership of 22,427 shares of Class A Common Stock owned personally by her spouse, 3,414 shares of Class A Common Stock held by trusts for which her spouse serves as co-trustee, 74,521 shares of Class A Common Stock owned by the Beathra Foundation, 24,187 shares of Class A Common owned by the Dolan Children Trust for her benefit, 6,718 shares of Class A Common owned by the 2009 Family Trust for her benefit, 511,089 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 571,780 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit and 5,783,885 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Patrick F. Dolan may be deemed to beneficially own an aggregate of 58,022 shares of Class A Common Stock, including (i) 1,075 shares of Class A Common Stock and (ii) 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.2% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 1,075 shares of Class A Common Stock owned personally, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit. He disclaims beneficial ownership of 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit and 6,809,807 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Corby Dolan Leinauer may be deemed to beneficially own an aggregate of 3,682,059 shares of Class A Common Stock, including (i) 36,313 shares of Class A Common Stock and (ii) 3,645,746 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 11.4% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 192 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 3,681,867 shares of Class A Common Stock (including 154 shares of Class A Common Stock owned jointly with her spouse, 685 shares of Class A Common Stock owned by the Leinauer Family Education Trust, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 33,590 shares of Class A Common Stock owned by the 2009 Family Trusts, and an aggregate of 3,645,746 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts). She disclaims beneficial ownership of 192 shares of Class A Common Stock held as custodian for one or more minor children, 685 shares of Class A Common Stock owned by the Leinauer Family Education Trust, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 33,590 shares of Class A Common Stock owned by the 2009 Family Trusts, an aggregate of 3,645,746 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts and 3,221,008 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that she is the beneficial owner of such securities. See Exhibit B.

Mary S. Dolan may be deemed to beneficially own an aggregate of 4,280,651 shares of Class A Common Stock, including (i) 66,869 shares of Class A Common Stock and (ii) 4,213,782 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 13.0% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 3,453 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 4,277,198 shares of Class A Common Stock (including 3,947 shares of Class A Common Stock owned jointly with her spouse, 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 33,590 shares of Class A Common Stock owned by the 2009 Family Trusts, 511,089 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, an aggregate of 3,645,746 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts and 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). She disclaims beneficial ownership of 3,453 shares of Class A Common Stock held as custodian for one or more minor children, 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 423 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 33,590 shares of Class A Common Stock owned by the 2009 Family Trusts, 511,089 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, an aggregate of 3,645,746 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust and 2,652,972 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Paul J. Dolan may be deemed to beneficially own an aggregate of 1,552,631 shares of Class A Common Stock, including (i) 115,136 shares of Class A Common Stock, and (ii) 1,437,495 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 5.2% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 398 shares of Class A Common Stock owned personally and 46,209 shares of Class A Common Stock owned by the CFD Trust No. 10 and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,506,024 shares of Class A Common Stock (including an aggregate of 68,529 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, an aggregate of 1,380,548 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan and 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). He disclaims beneficial ownership of 46,209 shares of Class A Common Stock owned by the CFD Trust No. 10, an aggregate of 68,529 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, an aggregate of 1,380,548 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust and 5,429,259 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that he is the beneficial owner of such securities. See Exhibit B.

The Charles F. Dolan Children Trust FBO Kathleen M. Dolan may be deemed to beneficially own an aggregate of 488,579 shares of Class A Common Stock, including (i) 24,187 shares of Class A Common Stock and (ii) 464,392 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,402,362 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Paul J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney may be deemed to beneficially own an aggregate of 535,276 shares of Class A Common Stock, including (i) 24,187 shares of Class A Common Stock and (ii) 511,089 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,355,665 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Marianne Dolan Weber may be deemed to beneficially own an aggregate of 474,339 shares of Class A Common Stock, including (i) 24,187 shares of Class A Common Stock and (ii) 450,152 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,416,602 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Matthew J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Thomas C. Dolan may be deemed to beneficially own an aggregate of 488,579 shares of Class A Common Stock, including (i) 20,156 shares of Class A Common Stock and (ii) 468,423 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,398,331 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Matthew J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO James L. Dolan may be deemed to beneficially own an aggregate of 960,498 shares of Class A Common Stock, including (i) 44,342 shares of Class A Common Stock and (ii) 916,156 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 5,950,598 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Paul J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO James L. Dolan may be deemed to beneficially own an aggregate of 1,053,283 shares of Class A Common Stock, including (i) 6,718 shares of Class A Common Stock and (ii) 1,046,565 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 5,820,189 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Thomas C. Dolan may be deemed to beneficially own an aggregate of 716,156 shares of Class A Common Stock, including (i) 6,718 shares of Class A Common Stock and (ii) 709,438 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,157,316 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Kathleen M. Dolan may be deemed to beneficially own an aggregate of 621,308 shares of Class A Common Stock, including (i) 6,718 shares of Class A Common Stock and (ii) 614,590 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,252,164 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Marianne E. Dolan Weber may be deemed to beneficially own an aggregate of 653,144 shares of Class A Common Stock, including (i) 6,718 shares of Class A Common Stock and (ii) 646,426 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,220,328 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Deborah A. Dolan-Sweeney may be deemed to beneficially own an aggregate of 578,498 shares of Class A Common Stock, including (i) 6,718 shares of Class A Common Stock and (ii) 571,780 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,294,974 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Patrick F. Dolan may be deemed to beneficially own an aggregate of 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,809,807 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Ryan Dolan 1989 Trust may be deemed to beneficially own an aggregate of 7,659 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,859,095 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The Tara Dolan 1989 Trust may be deemed to beneficially own an aggregate of 7,659 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,859,095 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The Marianne E. Dolan Weber 2012 Descendants Trust may be deemed to beneficially own an aggregate of 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,809,806 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Richard Baccarri is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The Kathleen M. Dolan 2012 Descendants Trust may be deemed to beneficially own an aggregate of 56,947 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 6,809,807 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Paul J. Dolan and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

Matthew J. Dolan may be deemed to beneficially own an aggregate of 964,932 shares of Class A Common Stock, including (i) 46,357 shares of Class A Common Stock and (ii) 918,575 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 3.3% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 1,206 shares of Class A Common Stock (including 619 shares of Class A Common Stock owned personally and 587 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 963,726 shares of Class A Common Stock (including 480 shares of Class A Common Stock owned jointly with his spouse, 328 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 44,343 shares of Class A Common stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 918,575 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan). He disclaims beneficial ownership of 587 shares of Class A Common Stock held as custodian for a minor child, 328 shares of Class A Common Stock held by his spouse as custodian for a minor child, an aggregate of 44,343 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, an aggregate of 918,575 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and 5,948,179 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Richard Baccari may be deemed to beneficially own an aggregate of 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust. This aggregate amount represents approximately 0.2% of the shares of Class A Common Stock currently outstanding. He disclaims beneficial ownership of 56,948 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust and 6,809,806 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

The foregoing information does not include 107,586 unvested restricted stock units or the target amount of 4,009,192 unvested performance-based stock options granted by the Issuer to James L. Dolan. The foregoing information also does not include restricted stock units granted by the Issuer to its directors and which units settle 90 days following the person’s separation from the Issuer: Paul J. Dolan, 25,762 units; Thomas C. Dolan, 28,786 units; Brian G. Sweeney (Deborah A. Dolan-Sweeney’s spouse), 28,786 units; Kristin A. Dolan (James L. Dolan’s spouse), 23,214 units; and Marianne Dolan Weber, 19,154 units.

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